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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): February 27, 2004

Commission File Number: 1-13011

COMFORT SYSTEMS USA, INC.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	76-0526487 (I.R.S. Employer Identification No.)

777 Post Oak Boulevard
Suite 500
Houston, Texas 77056
(Address of Principal Executive offices) (Zip Code)

Registrant's telephone number, including area code: (713) 830-9600

ITEM 7(c) Exhibits

        The following Exhibits are included herein:

        Exhibit 99 Press Release of Comfort Systems USA, Inc. dated February 27, 2004, reporting Comfort's financial results for the fourth quarter of 2003 and for the year 2003.

ITEM 12. Material Information Disclosure

        Attached and incorporated herein by reference as Exhibit 99 is a copy of a press release of Comfort System USA, Inc. dated February 27, 2004, reporting Comfort's financial results for the fourth quarter of 2003 and for the year 2003.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMFORT SYSTEMS USA, INC.
By:	/s/ WILLIAM GEORGE William George Senior Vice President and General Counsel

Date:    February 27, 2004

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release of Comfort System USA, Inc. dated February 27, 2004, reporting Comfort's financial results for the fourth quarter of 2003 and for the year 2003.

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SIGNATURES
EXHIBIT INDEX